MANAGED ACCOUNT SERIES II

BlackRock U.S. Mortgage Portfolio

(the “Fund”)

Supplement dated September 17, 2018

to the Summary Prospectus, the Prospectus and the Statement of Additional Information of the Fund,

each dated July 24, 2018, as supplemented to date

On September 17, 2018 (the “Closing Date”), BlackRock U.S. Mortgage Portfolio, a series of Managed Account Series II, acquired the assets, subject to the liabilities, of BlackRock U.S. Mortgage Portfolio, a series of Managed Account Series (the “Predecessor Fund”), through a tax-free reorganization (the “Reorganization”).

As a result of the Reorganization, shareholders of the Predecessor Fund received shares of the Fund of the same class and with the same aggregate net asset value as their shares held in the Predecessor Fund as of the Closing Date. The Predecessor Fund is the accounting survivor of the Reorganization, which means the Fund adopted the performance and financial history of the Predecessor Fund as of the Closing Date.

Shareholders should retain this Supplement for future reference.

PR2SAI-MAS-U-0918SUP